SUB-ITEM 77Q1(e)

Incorporated by reference to Items 23(d)(11)(A), 23(d)(12)(A), 23(d)(16)(A), 23(d)(16)(B), 23(d)(18)(A), 23(d)(19)(A) of Part C of Post-Effective Amendment No. 24 of Registrant's registration statement on Form N-1A and related exhibits, filed October 31, 2002, accession number 0000891804-02-002184.